Exhibit 99.2

BMI ACQUISITION COMPANY AND

SUBSIDIARIES

Independent Auditor’s Report

and

Consolidated Financial Statements

December 31, 2005, 2004, and 2003

BMI ACQUISITION COMPANY AND SUBSIDIARIES

TABLE OF CONTENTS

DECEMBER 31, 2005, 2004, AND 2003

INDEPENDENT AUDITOR’S REPORT	1

2005 CONSOLIDATED FINANCIAL STATEMENTS

Balance Sheet	2

Statement of Income and Retained Earnings	3

Statement of Cash Flows	4-5

Notes to Consolidated Financial Statements	6-14

2004 CONSOLIDATED FINANCIAL STATEMENTS

Balance Sheet	15

Statement of Income and Retained Earnings	16

Statement of Cash Flows	17-18

Notes to Consolidated Financial Statements	19-26

2003 CONSOLIDATED FINANCIAL STATEMENTS

Balance Sheet	27

Statement of Income and Retained Earnings	28

Statement of Cash Flows	29-30

Notes to Consolidated Financial Statements	31-38

INDEPENDENT AUDITOR’S REPORT

To the Stockholders

BMI Acquisition Company and Subsidiaries

We have audited the accompanying consolidated balance sheet of BMI Acquisition Company and Subsidiaries as of December 31, 2005, 2004, and 2003, and the related consolidated statements of income and retained earnings, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of BMI Acquisition Company and Subsidiaries as of December 31, 2005, 2004, and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Moss Adams LLP

Bellingham, Washington

February 10, 2006, except for Note 12

to the 2005 consolidated financial statements

as to which the date is September 22, 2006.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2005

ASSETS
CURRENT ASSETS
Cash	$2,287,634
Accounts receivable	15,532,130
Related party receivable	23,485
Income tax receivable	201,271
Costs and estimated earnings in excess of billings on uncompleted contracts	6,132,450
Inventory	1,682,311
Deferred income taxes	277,276
Prepaid expenses and other	752,245

Total current assets	26,888,802

PROPERTY, PLANT AND EQUIPMENT	9,605,257
Less accumulated depreciation	(4,540,715)

5,064,542
OTHER ASSETS
Loan receivable	67,708
Deferred income taxes	40,467

Total other assets	108,175

TOTAL ASSETS	$32,061,519

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Checks in excess	$822,977
Lines of credit	1,071,522
Accounts payable	5,793,941
Accrued liabilities	3,027,666
Warranty reserve	378,131
Billings in excess of costs and estimated earnings on uncompleted contracts	6,791,303
Current portion of long-term debt	909,526

Total current liabilities	18,795,066

LONG-TERM DEBT, net of current portion	1,892,771

STOCKHOLDERS’ EQUITY
Capital stock	417,130
Retained earnings	10,735,104
Foreign currency translation	594,300
Due from affiliates	(372,852)

Total stockholders’ equity	11,373,682

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$32,061,519

See auditor’s report and accompanying notes.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS

YEAR ENDED DECEMBER 31, 2005

CONTRACT REVENUES EARNED	$77,556,273
COST OF CONTRACT REVENUES	60,553,020

GROSS PROFIT	17,003,253
GENERAL AND ADMINISTRATIVE EXPENSES	11,329,384

INCOME FROM OPERATIONS	5,673,869

OTHER INCOME (EXPENSE)
Interest income	23,913
Foreign exchange income	73,635
Miscellaneous income	181,004
Interest expense	(262,041)
Loss on sale of assets	(1,323)

Total other income (expense)	15,188

INCOME BEFORE INCOME TAXES	5,689,057
INCOME TAX EXPENSE	(2,282,909)

NET INCOME	3,406,148
RETAINED EARNINGS, beginning of year	7,328,956

RETAINED EARNINGS, end of year	$10,735,104

See auditor’s report and accompanying notes.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2005

Increase (Decrease) In Cash

CASH FLOWS FROM OPERATING ACTIVITIES
Cash received from contracts and other	$74,620,075
Cash paid to suppliers, employees and subcontractors	(71,524,542)
Interest received	21,582
Interest paid	(262,041)
Income taxes paid	(2,489,474)
Income taxes received	2,331

Net cash from operating activities	367,931

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(1,628,830)
Loans made	33,356
Proceeds from sale of assets	1,881
Net change in due from affiliates	91,906

Net cash from investing activities	(1,501,687)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings on long-term debt	1,893,476
Net change in lines of credit	(306,096)
Principal payments on long-term debt	(725,822)

Net cash from financing activities	861,558

EFFECT OF EXCHANGE RATE ON CASH	(263,267)

NET CHANGE IN CASH	(535,465)
CASH, beginning of year	2,823,099

CASH, end of year	$2,287,634

See auditor’s report and accompanying notes.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

STATEMENT OF CASH FLOWS (CONTINUED)

YEAR ENDED DECEMBER 31, 2005

RECONCILIATION OF NET INCOME TO NET CASH FROM OPERATING ACTIVITIES
Net income	$3,406,148
Adjustments to reconcile net income to net cash from operating activities
Depreciation	595,072
Loss on sale of assets	1,323
Foreign exchange income	(73,635)
Deferred income taxes	165,041
Allowance for doubtful accounts	101,422

Changes in operating assets and liabilities
Accounts and other receivables	(327,519)
Costs and estimated earnings in excess of billings on uncompleted contracts	(3,059,740)
Inventory	(426,536)
Refundable income taxes	(201,271)
Prepaid expenses and other	(383,231)
Checks in excess	(110,094)
Accounts payable	591,250
Related party payable	(347,481)
Accrued liabilities	368,578
Warranty reserve	70,304
Billings in excess of costs and estimated earnings on uncompleted contracts	168,635
Income taxes payable	(170,335)

Net cash from operating activities	$367,931

See auditor’s report and accompanying notes.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 1 – OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Operations – These financial statements report the financial position and results of operations of the subsidiaries of BMI Acquisition Company (the “Company”), including Bellingham Marine Industries, Inc., (“BMI”) Florida Floats, Inc. (“FFI” and “FFID”), Concrete Flotation Systems, Inc. (“CFS”), and BMI Properties LLC (“BMIP”) which comprise its U.S. domestic operations, and Bellingham Marine Australia PTY Limited (“BMA”), Bellingham Marine New Zealand Limited (“BMNZ”), Bellingham Marine Europe (“BME”), Bellingham Marine Southeast Asia (“SEA”), and Marine Technologies, Inc. (“M-Tech”) which comprise its international operations. All significant inter-company transactions have been eliminated. The subsidiaries are primarily engaged in the manufacture and installation of concrete flotation systems. The work is performed under cost-plus-fee, lump-sum and fixed-unit-price contracts. Contracts are both negotiated and competitively bid.

Revenue and Cost Recognition – Revenues from fixed-price contracts are recognized on the percentage-of-completion method, measured by the percentage of cost incurred to date to management’s estimate of total cost for each contract. This method is used because management considers total cost to be the best available measure of progress on these contracts. Revenues from cost-plus contracts are recognized on the basis of costs incurred, plus the fee earned. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

Contract costs include all direct materials, labor and subcontractors, and those indirect costs directly related to contract performance, such as payroll taxes and employee benefits. Other indirect costs, such as equipment rental, repairs and depreciation, are treated as cost of revenues earned, but are not allocated to specific jobs. General and administrative costs are charged to expense as incurred. A provision for estimated losses on uncompleted contracts is made in the period in which such losses are determined. Changes in job performance, job conditions, estimated profitability, and final contract settlements may result in revisions to costs and income, and are recognized in the period in which the revisions are determined.

The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenues recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized.

Contracts Receivable – Contracts receivable from performing the manufacture and installation of concrete flotation systems are based on contract prices. The Company provides an allowance for doubtful collections which is based upon a review of outstanding receivables, historical collection information, and existing economic conditions. Normal contracts receivable are due 30 days after the issuance of the invoice. Contract retentions are due 30 days after completion of the project and acceptance by the owner. Receivables past due more than 30 days are considered delinquent. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 1 – OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property, Plant, and Equipment – All property, plant and equipment is recorded at cost. Depreciation is provided using the straight-line method over estimated useful lives of 3 to 39 years. Accelerated methods are used for income tax reporting purposes. Property, plant and equipment is comprised of the following at December 31, 2005:

Plant and equipment	$5,020,080
Building	1,493,843
Furniture and fixtures	960,897
Leasehold improvements	1,023,069
Land	1,091,763
Work in progress	15,605

$9,605,257

Depreciation expense on property, plant and equipment was $595,072 for 2005.

Inventory – Inventory is stated at the lower of cost (first-in, first-out) or net realizable value and is comprised of aggregate, hardware and materials used in the fabrication and construction of floats and components.

Pension Plan – The Company sponsors a qualified retirement plan, formed under United States Internal Revenue Code Section 401(k), on behalf of the employees. This is a self-directed plan that allows eligible employees to voluntarily withhold contributions from their compensation. Under this plan, the Company’s management contributes 3% of each participant’s gross compensation. Contributions are made quarterly. The retirement plan contribution for 2005 totaled $215,845.

Warranty Expense – The Company accrues an estimate of its exposure to warranty claims based on both current and historical product sales data and warranty costs incurred. The Company‘s products normally carry a one year warranty. The Company assesses the adequacy of its recorded warranty liability annually and adjusts the amount as necessary. The warranty liability included in the accompanying balance sheet was $378,131 at December 31, 2005. The amount of warranty expense during the year ended December 31, 2005 was $572,947.

Income Tax – The Company accounts for income taxes on the liability method. The liability method recognizes the amount of tax payable at the date of the financial statements as a result of all events that have been recognized in the financial statements, as measured by the provisions of currently enacted tax laws and rates. The accumulated tax effect of all temporary differences is presented as deferred federal income tax assets and liabilities within the balance sheet.

Deferred federal income taxes or benefits, and current year taxes and benefits are allocated between the companies based on their share of income before income taxes.

Cash – For purposes of reporting cash flows, cash includes all cash on hand, in banks and temporary liquid monetary investments with initial maturity periods of less than three months. The Company maintains its cash in bank deposits substantially held with one financial institution in each country which, at times, may exceed federally insured limits.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 1 – OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign Currency Transactions – The financial statements of BMA, BMNZ, BME, SEA, and M-Tech were denominated in a foreign currency and then translated to U.S. dollars. Balance sheet accounts have been translated using the current rate of exchange at the balance sheet date. Results of operations have been translated using the average rates prevailing throughout the year. Translation gains or losses resulting from the changes in the exchange rates from year-to-year are accumulated in a separate component of stockholders’ equity. Gains or losses resulting from foreign currency transactions are identified separately in the statement of income.

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates. Significant estimates used in preparing these financial statements include estimated cost to complete that have a direct effect on gross profit.

NOTE 2 – ACCOUNTS RECEIVABLE

Contract receivables	$13,566,340
Retainages	2,472,126
Less allowance for doubtful accounts	(506,336)

$15,532,130

NOTE 3 – CONTRACTS IN PROGRESS

Costs and estimated earnings on uncompleted contracts are summarized as follows:

Costs incurred on uncompleted contracts	$55,780,283
Estimated earnings	17,256,004

73,036,287
Less billings to date	73,695,140

$(658,853)

Included in the accompanying consolidated balance sheet under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$6,132,450
Billings in excess of costs and estimated earnings on uncompleted contracts	(6,791,303)

$(658,853)

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 4 – LINES OF CREDIT

The Company has a $3,000,000 line of credit with a bank. Interest is payable monthly at the bank’s prime rate (7.00% at December 31, 2005) plus 0.25%. The line of credit is collateralized by inventory, accounts receivable, and equipment of the Company and guaranteed by BMIA. The agreement contains certain limitations and various financial covenants. The line of credit is subject to renewal on June 1, 2006. There was a balance outstanding of $777,035 at December 31, 2005.

The Company also has a $1,618,911 line of credit with National Australia Bank Limited. Interest is payable monthly at 10.162%, and is collateralized by substantially all of BMA’s assets, including any uncalled or unpaid capital. The note is subject to renewal March 31, 2006. As of December 31, 2005, the Company had an outstanding balance of $294,487 on the line of credit.

NOTE 5 – LONG-TERM DEBT

U.S. Domestic Operations
Note payable to a bank, secured by property, payable in monthly installments of $15,996 including interest at the bank’s prime rate plus 0.5%, subject to certain limitations and various financial covenants, due May 10, 2010	$1,754,813

Notes payable to stockholders, unsecured, payable in quarterly installments of interest only at the bank’s prime rate plus 1.00%. These notes are subordinated to the bank financing obtained by the U.S. domestic operations in May 2002. The notes were repaid in 2006	797,153

International Operations
Equipment contract, secured by equipment, payable in monthly installments totaling $2,503, including interest imputed at 8.00%	112,327
Note payable to a bank, secured by assets of the Company, payable in monthly installments	113,951
Equipment contract, secured by equipment, payable in monthly installments	24,053

2,802,297
Less current portion	909,526

Long-term portion	$1,892,771

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 5 – LONG-TERM DEBT (Continued)

Future estimated principal payments on long-term debt are as follows:

Year Ending December 31,
2006	$909,526
2007	130,681
2008	135,906
2009	119,521
2010	1,506,663

$2,802,297

NOTE 6 – INCOME TAXES

Income tax expense (benefit) components are as follows:

		BMI	FFI	CFS	BMIA	BMIP	Balance Carried Forward
Provision for income tax
Current		$296,868	$845,759	$(91,682)	$(14,166)	$(38,392)	$998,387
State		83,255	140,737	2,174	—	1,794	227,960
Deferred		9,254	145,102	19,439	22,289	6,763	202,847

Income tax expense (benefit)		$389,377	$1,131,598	$(70,069)	$8,123	$(29,835)	$1,429,194

	Balance Brought Forward	BMA	BMNZ	M-Tech	SEA	BME	Total
Provision for income tax
Current	$998,387	$530,275	$131,054	$47,363	$42,525	$140,304	$1,889,908
State	227,960	—	—	—	—	—	227,960
Deferred	202,847	72,339	(66,990)	(1,405)	(40,032)	(1,718)	165,041

Income tax expense (benefit)	$1,429,194	$602,614	$64,064	$45,958	$2,493	$138,586	$2,282,909

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 6 – INCOME TAXES (Continued)

A reconciliation of the Company’s income tax provision to the statutory federal income tax rate for the year ended December 31, 2005 is as follows:

	Amount	Rate
Provision for income tax at the statutory rate of 34%	$1,934,279	34.00%
Increase (decrease) in tax resulting from
State tax, net of federal tax benefit	150,435	2.65
IRC Sec. 199 Domestic Production Deduction and Extraterritorial Income Exclusion	(56,204)	0.40
Disallowed expenses	22,530	(0.99)
Foreign tax credit	(55,654)	(0.98)
Other foreign differences	287,523	5.05

Income tax expense	$2,282,909	40.13%

Deferred federal income taxes, as presented in the balance sheet, consist of the following:

	BMI	FFI	FFID	CFS	BMIA	BMIP	Balance Carried Forward
Current Deferred Tax Assets (Liabilities)
Allowance for bad debts	$146,200	$—	$—	$—	$—	$—	$146,200
Warranty reserve	47,609	73,381	—	3,441	—	—	124,431
Accrued vacation	12,983	—	—	—	—	—	12,983
Prepaid expenses	(34,753)	(45,393)	—	(1,084)	—	—	(81,230)
Other accrued liabilities	47,600	—	—	—	—	—	47,600
Contracts less than 10% complete	(28,993)	(5,811)	—	(1,237)	—	—	(36,041)

Total current deferred assets (liabilities)	$190,646	$22,177	$—	$1,120	$—	$—	$213,943

	Balance Brought Forward	BMA	BMNZ	M-tech	SEA	BME	Total
Current Deferred Tax Assets (Liabilities)
Allowance for bad debts	$146,200	$—	$—	$—	$—	$—	$146,200
Warranty reserve	124,431	—	—	—	—	—	124,431
Accrued vacation	12,983	—	—	—	—	—	12,983
Prepaid expenses	(81,230)	—	—	—	—	—	(81,230)
Other accrued liabilities	47,600	—	29,197	—	34,136	—	110,933
Contracts less than 10% complete	(36,041)	—	—	—	—	—	(36,041)

Total current deferred assets (liabilities)	$213,943	$—	$29,197	$—	$34,136	$—	$277,276

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 6 – INCOME TAXES (Continued)

	BMI	FFI	FFID	CFS	BMIA	BMIP	Balance Carried Forward
Long-term Deferred Assets (Liabilities) Differences in NBV of fixed assets	$(79,121)	$—	$(85,195)	$(34,175)	$—	$(10,768)	$(209,259)

	Balance Brought Forward	BMA	BMNZ	M-tech	SEA	BME	Total
Long-term Deferred Assets (Liabilities) Differences in NBV of fixed assets	$(209,259)	$247,761	$—	$—	$5,896	$(3,931)	$40,467

A valuation allowance is required for deferred tax assets if it is more likely than not that the assets will not be recoverable in future years. Management believes the deferred tax assets are fully recoverable in future years. Consequently, no valuation allowance is recorded on its deferred tax assets.

NOTE 7 – COMMITMENTS

A Company shareholder has an irrevocable standby letter of credit with a bank to collateralize funding for the United States operations in the amount of $250,000. This letter of credit expires June 17, 2006.

NOTE 8 – RELATED PARTY TRANSACTIONS

The Company has advanced amounts to affiliates. The affiliates are related through common ownership. These amounts are included in due from affiliates in the equity section of the accompanying consolidated balance sheet. The advances are unsecured and contain no repayment terms. Intercompany amounts have been eliminated.

All significant inter-company amounts have been eliminated in the consolidated financial statements.

NOTE 9 – CONTINGENCIES

Various claims by the Company against others, and by others against the Company, arising in the ordinary course of business, are unresolved at December 31, 2005. In the opinion of the Company’s management, the outcome of these claims will not have a material adverse effect on the financial position or the results of the operations of the Company.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 10 – CAPITAL STOCK

The capital structure of the entities reported in this financial statement is as follows:

	Par or Stated Value	Number of Shares
		Authorized	Issued
Bellingham Marine Industries, Inc.	$100	933	280	*
Florida Floats, Inc.	$1	5,000	1	*
Concrete Flotation Systems, Inc.	$1	5,000	2,000	*
BMI Acquisition Company	$100	200,000	110,000
BMI Properties LLC	N/A
Bellingham Marine Australia PTY LTD
Common stock	$1(AU$)	100,000	1	*
Preferred shares	$1(AU$)	250,000	250,000	*
Bellingham Marine New Zealand Limited	$1(NZ$)	N/A	100	*
Bellingham Marine Europe	$1(UK$)	10,000	100	*
Bellingham Marine Southeast Asia	$1(RM$)	100,000	100,000	*
Marine Technologies, Inc.	$1(AU$)	—	1	**

*	The capital stock is issued entirely to BMI Acquisition Company.

**	The capital stock is issued entirely to BMA.

NOTE 11 – SUBSEQUENT EVENTS

In an agreement dated January 6, 2006, the Company agreed to redeem all the capital stock held by its majority stockholders for $6,000,000. Funding for this redemption was provided by the Company‘s minority stockholder through two loans to the Parent.

The repayment terms on the first promissory note of $5,593,476 requires four annual payments of $1,200,000 commencing on December 28, 2006 with one final payment of $793,476 due December 28, 2010. Interest is payable quarterly at the Federal Funds Rate plus 1.2% beginning on March 27, 2006.

The repayment terms on the second promissory note of $406,524 requires four annual payments of $80,000 commencing on December 28, 2006 with one final payment of $86,524 due December 28, 2010. Interest is payable quarterly at the Federal Funds Rate plus 1.2% beginning on March 27, 2006.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 12 – ACQUISITION OF BMI

On July 21, 2006, Ambassadors International, Inc. (“Ambassadors”), through its wholly-owned subsidiary, Ambassadors Marine Group, LLC (“Ambassadors Marine”), consummated the acquisition of Bellingham Marine Industries, Inc. (“Bellingham Marine”), through the acquisition of the outstanding capital stock of Nishida Tekko America Corporation (“NTA”), pursuant to the terms of a Stock Purchase Agreement, dated July 21, 2006, (the “Purchase Agreement”), by and among Ambassadors Marine, Nishida Tekko Corporation, (“NTC”), NTA and BMI Acquisition Company, a wholly-owned subsidiary of NTA as of January 6, 2006.

Pursuant to the Purchase Agreement, Ambassadors, through Ambassadors Marine, purchased all of the outstanding capital stock of NTA for $7.0 million in cash and the repayment of approximately $6.0 million of outstanding debt of NTA. In addition, Ambassadors Marine and NTC entered into an option agreement pursuant to which NTC was granted a five year option to acquire an approximate 25% interest in Bellingham Marine through the acquisition of 49% of the outstanding stock of NTA at a purchase price not to exceed $3,430,000, plus seven percent annualized interest.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2004

ASSETS
CURRENT ASSETS
Cash	$2,823,099
Accounts receivable	15,084,910
Other receivables	150,573
Related party receivable	418,626
Costs and estimated earnings in excess of billings on uncompleted contracts	3,072,710
Inventory	1,255,775
Deferred income taxes	351,652
Prepaid expenses and other	369,014

Total current assets	23,526,359

PROPERTY, PLANT AND EQUIPMENT	8,127,899
Less accumulated depreciation	(4,093,912)

4,033,987
OTHER ASSETS
Loan receivable	100,469
Deferred income taxes	131,132

Total other assets	231,601

TOTAL ASSETS	$27,791,947

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Checks in excess	$933,071
Lines of credit	1,377,618
Accounts payable	5,080,277
Related party payable	347,481
Accrued liabilities	2,781,503
Warranty reserve	307,827
Billings in excess of costs and estimated earnings on uncompleted contracts	6,622,668
Income taxes payable	170,334
Current portion of long-term debt	190,934

Total current liabilities	17,811,713

LONG-TERM DEBT, net of current portion	1,443,709

STOCKHOLDERS’ EQUITY
Capital stock	417,130
Retained earnings	7,328,956
Foreign currency translation	857,567
Due from affiliates	(67,128)

Total stockholders’ equity	8,536,525

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$27,791,947

See auditor’s report and accompanying notes.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS

YEAR ENDED DECEMBER 31, 2004

CONTRACT REVENUES EARNED	$57,246,294
COST OF CONTRACT REVENUES	46,027,656

GROSS PROFIT	11,218,638
GENERAL AND ADMINISTRATIVE EXPENSES	8,329,548

INCOME FROM OPERATIONS	2,889,090

OTHER INCOME (EXPENSE)
Interest income	25,620
Miscellaneous income	250,798
Interest expense	(191,757)
Gain on sale of assets	3,749

Total other income (expense)	88,410

INCOME BEFORE INCOME TAXES	2,977,500
INCOME TAX EXPENSE	(1,156,169)

NET INCOME	1,821,331
RETAINED EARNINGS, beginning of year	5,507,625

RETAINED EARNINGS, end of year	$7,328,956

See auditor’s report and accompanying notes.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2004

Increase (Decrease) In Cash

CASH FLOWS FROM OPERATING ACTIVITIES
Cash received from contracts and other	$55,921,132
Cash paid to suppliers, employees and subcontractors	(51,637,901)
Interest received	24,895
Interest paid	(191,757)
Income taxes paid	(626,851)
Income taxes received	725

Net cash from operating activities	3,490,243

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(992,128)
Issuance of loan	(100,469)
Proceeds from sale of assets	8,201
Net change in due from affiliates	(168,103)

Net cash from investing activities	(1,252,499)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings on long-term debt	1,564,390
Net change in lines of credit	(335,541)
Investment from parent	26,508
Principal payments on long-term debt	(1,750,733)

Net cash from financing activities	(495,376)

EFFECT OF EXCHANGE RATE ON CASH	171,065

NET CHANGE IN CASH	1,913,433
CASH, beginning of year	909,666

CASH, end of year	$2,823,099

See auditor’s report and accompanying notes.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)

YEAR ENDED DECEMBER 31, 2004

RECONCILIATION OF NET INCOME TO NET
CASH FROM OPERATING ACTIVITIES
Net income	$1,821,331
Adjustments to reconcile net income to net cash from operating activities
Depreciation	654,096
Gain on sale of assets	(3,749)
Deferred income taxes	(259,607)
Allowance for doubtful accounts	208,896
Changes in operating assets and liabilities
Accounts and other receivables	(7,665,502)
Costs and estimated earnings in excess of billings on uncompleted contracts	1,238,699
Inventory	(396,411)
Refundable income taxes	797,276
Prepaid expenses and other	(173,272)
Checks in excess	775,562
Accounts payable	442,236
Related party payable	170,782
Accrued liabilities	1,238,364
Warranty reserve	2,642
Billings in excess of costs and estimated earnings on uncompleted contracts	4,647,251
Income taxes payable	(8,351)

Net cash from operating activities	$3,490,243

See auditor’s report and accompanying notes.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2004

NOTE 1 – OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Operations – These financial statements report the financial position and results of operations of the subsidiaries of BMI Acquisition Company (the “Company”), including Bellingham Marine Industries, Inc., (“BMI”) Florida Floats, Inc. (“FFI” and “FFID”), Concrete Flotation Systems, Inc. (“CFS”), and BMI Properties LLC (“BMIP”) which comprise its U.S. domestic operations, and Bellingham Marine Australia PTY Limited (“BMA”), Bellingham Marine New Zealand Limited (“BMNZ”), Bellingham Marine Europe (“BME”), Bellingham Marine Southeast Asia (“SEA”), and Marine Technologies, Inc. (“M-Tech”) which comprise its international operations. All significant inter-company transactions have been eliminated. The subsidiaries are primarily engaged in the manufacture and installation of concrete flotation systems. The work is performed under cost-plus-fee, lump-sum and fixed-unit-price contracts. Contracts are both negotiated and competitively bid.

Revenue and Cost Recognition – Revenues from fixed-price contracts are recognized on the percentage-of-completion method, measured by the percentage of cost incurred to date to management’s estimate of total cost for each contract. This method is used because management considers total cost to be the best available measure of progress on these contracts. Revenues from cost-plus contracts are recognized on the basis of costs incurred, plus the fee earned. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

Contract costs include all direct materials, labor and subcontractors, and those indirect costs directly related to contract performance, such as payroll taxes and employee benefits. Other indirect costs, such as equipment rental, repairs and depreciation, are treated as cost of revenues earned, but are not allocated to specific jobs. General and administrative costs are charged to expense as incurred. A provision for estimated losses on uncompleted contracts is made in the period in which such losses are determined. Changes in job performance, job conditions, estimated profitability, and final contract settlements may result in revisions to costs and income, and are recognized in the period in which the revisions are determined.

The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenues recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized.

Contracts Receivable – Contracts receivable from performing the manufacture and installation of concrete flotation systems are based on contract prices. The Company provides an allowance for doubtful collections which is based upon a review of outstanding receivables, historical collection information, and existing economic conditions. Normal contracts receivable are due 30 days after the issuance of the invoice. Contract retentions are due 30 days after completion of the project and acceptance by the owner. Receivables past due more than 30 days are considered delinquent. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2004

NOTE 1 – OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, Plant and Equipment – All property, plant and equipment is recorded at cost. Depreciation is provided using the straight-line method over estimated useful lives of 3 to 39 years. Accelerated methods are used for income tax reporting purposes. Property, plant and equipment is comprised of the following at December 31, 2004:

Plant and equipment	$4,338,652
Building	1,364,579
Furniture and fixtures	877,653
Leasehold improvements	779,228
Land	552,500
Work in progress	215,288

$8,127,899

Depreciation expense on property, plant and equipment was $654,096 for 2004.

Inventory – Inventory is stated at the lower of cost (first-in, first-out) or net realizable value and is comprised of aggregate, hardware and materials used in the fabrication and construction of floats and components.

Pension Plan – The Company sponsors a qualified retirement plan, formed under United States Internal Revenue Code Section 401(k), on behalf of the employees. This is a self-directed plan that allows eligible employees to voluntarily withhold contributions from their compensation. Under this plan, the Company’s management contributes 3% of each participant’s gross compensation. Contributions are made quarterly. The retirement plan contribution for 2004 totaled $255,554.

Warranty Expense – The Company accrues an estimate of its exposure to warranty claims based on both current and historical product sales data and warranty costs incurred. The Company‘s products normally carry a one year warranty. The Company assesses the adequacy of its recorded warranty liability annually and adjusts the amount as necessary. The warranty liability included in the accompanying balance sheet was $307,827 at December 31, 2004. The amount of warranty expense during the year ended December 31, 2004 was $304,417.

Income Tax – The Company accounts for income taxes on the liability method. The liability method recognizes the amount of tax payable at the date of the financial statements as a result of all events that have been recognized in the financial statements, as measured by the provisions of currently enacted tax laws and rates. The accumulated tax effect of all temporary differences is presented as deferred federal income tax assets and liabilities within the balance sheet.

Deferred federal income taxes or benefits, and current year taxes and benefits are allocated between the companies based on their share of income before income taxes.

Cash – For purposes of reporting cash flows, cash includes all cash on hand, in banks and temporary liquid monetary investments with initial maturity periods of less than three months. The Company maintains its cash in bank deposits substantially held with one financial institution in each country which, at times, may exceed federally insured limits.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2004

NOTE 1 – OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign Currency Transactions – The financial statements of BMA, BMNZ, BME, SEA, and M-Tech were denominated in a foreign currency and then translated to U.S. dollars. Balance sheet accounts have been translated using the current rate of exchange at the balance sheet date. Results of operations have been translated using the average rates prevailing throughout the year. Translation gains or losses resulting from the changes in the exchange rates from year-to-year are accumulated in a separate component of stockholders’ equity. Gains or losses resulting from foreign currency transactions are identified separately in the statement of income.

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates. Significant estimates used in preparing these financial statements include estimated cost to complete that have a direct effect on gross profit.

NOTE 2 – ACCOUNTS RECEIVABLE

Contract receivables	$3,900,685
Retainages	1,578,770
Less allowance for doubtful accounts	(394,545)

$15,084,910

NOTE 3 – CONTRACTS IN PROGRESS

Costs and estimated earnings on uncompleted contracts are summarized as follows:

Costs incurred on uncompleted contracts	$35,289,192
Estimated earnings	12,143,167

47,432,359
Less billings to date	50,982,317

$(3,549,958)

Included in the accompanying consolidated balance sheet under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$3,072,710
Billings in excess of costs and estimated earnings on uncompleted contracts	(6,622,668)

$(3,549,958)

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2004

NOTE 4 – LINES OF CREDIT AND SUBSEQUENT EVENT

The Company has a $3,000,000 line of credit with a bank. Interest is payable monthly at the bank’s prime rate (4.00% at December 31, 2004) plus 0.25%. The line of credit is collateralized by inventory and accounts receivable of the Company and guaranteed by BMIA. The agreement contains certain limitations and various financial covenants. The line of credit is subject to renewal on April 30, 2004. There was a balance outstanding of $1,377,618 at December 31, 2004. Subsequent to December 31, 2004, the Company replaced this line of credit with the one described below.

In January 2005, the Company obtained a new $3,000,000 line of credit with a bank. Interest is payable monthly at the bank’s prime rate plus 0.25%. The line of credit is collateralized by inventory, accounts receivable, and equipment of the Company and is subject to renewal June 1, 2005.

The International operations have a $1,229,520 (U.S. dollars) line of credit with National Australia Bank Limited. Interest is payable monthly at 10.162%, and is collateralized by BMA’s assets and undertaking, including any uncalled or unpaid capital. The note is subject to renewal March 31, 2005. As of December 31, 2004, the Company had drawn $-0- (U.S. dollars) from the line of credit.

NOTE 5 – LONG-TERM DEBT

U.S. Domestic Operations
Note payable to a bank, collateralized by all assets of the Company and guaranteed by BMIA, payable in monthly installments of $9,539 including interest at the bank’s prime rate plus 0.5%, subject to certain limitations and various financial covenants, due April 30, 2007	$99,967
Note payable to a bank, secured by property, payable in monthly installments of $4,218, including interest at the bank’s prime rate, due July 2014	325,710
Note payable to a bank, secured by property, payable in monthly installments of $1,862, including interest at the bank’s prime rate, due December 2014	148,158
Note payable to a bank, secured by property, payable in monthly installments of $763, including interest at the bank’s prime rate, due December 2014	60,899
Notes payable to stockholders, unsecured, payable in quarterly installments of interest only at the bank’s prime rate plus 1.00%. These notes are subordinated to the bank financing obtained by the U.S. domestic operations in May 2002. The notes are anticipated to be repaid in 2010	797,152

Balance carried forward	$1,431,886

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2004

NOTE 5 – LONG-TERM DEBT (Continued)

Balance brought forward	$1,431,886
International Operations
Equipment contract, secured by equipment, payable in monthly installments totaling $2,503, including interest imputed at 8.00%.	19,017
Note payable to a bank, secured by assets and undertakings, payable in monthly installments.	152,390
Equipment contract, secured by equipment, payable in monthly installments.	31,350

1,634,643
Less current portion	190,934

Long-term portion	$1,443,709

Future estimated principal payments on long-term debt are as follows:

Year Ending December 31,
2005	$190,934
2006	121,483
2007	85,755
2008	89,170
2009	878,078
Thereafter	269,223

$1,634,643

NOTE 6 – INCOME TAXES

Income tax expense (benefit) components are as follows:

		BMI	FFI	CFS	BMIA	BMIP	Balance Carried Forward
Provision for income tax
Current		$472,358	$273,972	$114,114	$(46,896)	$1,026	$814,574
State		50,854	49,473	29,824	—	1,969	132,120
Deferred		(90,666)	(114,127)	(15,532)	—	2,622	(217,703)

Income tax expense (benefit)		$432,546	$209,318	$128,406	$(46,896)	$5,617	$728,991

	Balance Brought Forward	BMA	BMNZ	M-Tech	SEA	BME	Total
Provision for income tax
Current	$814,574	$283,790	$82,942	$63,442	$26,316	$12,592	$1,283,656
State	132,120	—	—	—	—	—	132,120
Deferred	(217,703)	—	(35,558)	(1,297)	—	(5,049)	(259,607)

Income tax expense (benefit)	$728,991	$283,790	$47,384	$62,145	$26,316	$7,543	$1,156,169

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2004

NOTE 6 – INCOME TAXES (Continued)

A reconciliation of the Company’s income tax provision to the statutory federal income tax rate for the year ended December 31, 2004 is as follows:

	Amount	Rate
Provision for income tax at the statutory rate of 34%	$1,012,350	34.00%
Increase (decrease) in tax resulting from
State tax	132,120	4.44
Foreign tax credit	139,172	4.67
Other	(127,473)	(4.28)

Income tax expense	$1,156,169	38.83%

Deferred federal income taxes, as presented in the balance sheet, consist of the following:

	BMI	FFI	FFID	CFS	BMIA	BMIP	Balance Carried Forward
Current Deferred Tax
Assets (Liabilities)
Allowance for bad debts	$98,600	$—	$—	$—	$—	$—	$98,600
Warranty reserve	35,360	42,160	—	24,140	—	—	101,660
Accrued vacation	13,329	—	—	—	—	—	13,329
Other accrued liabilities	59,500	—	—	—	—	—	59,500
Contracts less than 10% complete	(4,319)	(23,808)	—	—	—	—	(28,127)

Total current deferred assets (liabilities)	$202,470	$18,352	$—	$24,140	$—	$—	$244,962

	Balance Brought Forward	BMA	BMNZ	M-tech	SEA	BME	Total
Current Deferred Tax
Assets (Liabilities)
Allowance for bad debts	$98,600	$6,859	$96,187	$(1,405)	$—	$5,049	$205,290
Warranty reserve	101,660	—	—	—	—	—	101,660
Accrued vacation	13,329	—	—	—	—	—	13,329
Other accrued liabilities	59,500	—	—	—	—	—	59,500
Contracts less than 10% complete	(28,127)	—	—	—	—	—	(28,127)

Total current deferred assets (liabilities)	$244,962	$6,859	$96,187	$(1,405)	$—	$5,049	$351,652

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2004

NOTE 6 – INCOME TAXES (Continued)

	BMI	FFI	FFID	CFS	BMIA	BMIP	Balance Carried Forward
Long-term Deferred
Assets (Liabilities)
Differences in NBV of fixed assets	$(81,718)	$(75,412)	$—	$(37,757)	$—	$(4,005)	$(198,892)
Foreign tax credit	—	139,172	—	—	22,289	—	161,461

Total long-term deferred assets (liabilities)	$(81,718)	$63,760	$—	$(37,757)	$22,289	$(4,005)	$(37,431)

	Balance Brought Forward	BMA	BMNZ	M-tech	SEA	BME	Total
Long-term Deferred
Assets (Liabilities)
Differences in NBV of fixed assets	$(198,892)	$168,563	$—	$—	$—	$—	$(30,329)
Foreign tax credit	161,461	—	—	—	—	—	161,461

Total long-term deferred assets (liabilities)	$(37,431)	$168,563	$—	$—	$—	$—	$131,132

A valuation allowance is required for deferred tax assets if it is more likely than not that the assets will not be recoverable in future years. Management believes the deferred tax assets are fully recoverable in future years. Consequently, no valuation allowance is recorded on its deferred tax assets.

The Company has foreign tax credits available to offset future income taxes of $161,461 generated in 2001 that expires in five years.

NOTE 7 – COMMITMENTS

The Company has noncancelable operating leases for corporate and operating facilities. Minimum lease payments are $218,280 annually through December 31, 2009, and are due to BMI Properties, a related party.

A Company shareholder has an irrevocable standby letter of credit with a bank to collateralize funding for the United States operations in the amount of $250,000. This letter of credit expires August 22, 2005.

NOTE 8 – RELATED PARTY TRANSACTIONS

The Company has advanced amounts to affiliates. The affiliates are related through common ownership. These amounts are included in due from affiliates in the equity section of the accompanying consolidated balance sheet. The advances are unsecured and contain no repayment terms. Intercompany amounts have been eliminated.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2004

NOTE 8 – RELATED PARTY TRANSACTIONS (Continued)

A stockholder of the Company reimbursed the Company for rent and other administrative allocations totaling $17,000. Amounts are paid on a monthly basis by the stockholder, and the Company reduces general and administrative expenses by amounts received.

A stockholder of the Company engaged the Company for various contracts. The approximate total price of the contracts is $566,657 and the estimated gross profit is approximately $96,759. The Company reported approximately $24,942 and $4,511 in contract revenues and gross profit, respectively, during the year ended December 31, 2004. There were no material outstanding contracts receivable associated with these contracts at December 31, 2004.

All significant inter-company amounts have been eliminated in the consolidated financial statements.

NOTE 9 – CONTINGENCIES

Various claims by the Company against others, and by others against the Company, arising in the ordinary course of business, are unresolved at December 31, 2004. In the opinion of the Company’s management, the outcome of these claims will not have a material adverse effect on the financial position or the results of the operations of the Company.

NOTE 10 – CAPITAL STOCK

The capital structure of the entities reported in this financial statement is as follows:

	Par or Stated Value	Number of Shares
		Authorized	Issued
Bellingham Marine Industries, Inc.	$100	933	280	*
Florida Floats, Inc.	$1	5,000	1	*
Concrete Flotation Systems, Inc.	$1	5,000	2,000	*
BMI Acquisition Company	$100	200,000	110,000
BMI Properties LLC	N/A
Bellingham Marine Australia PTY LTD
Common stock	$1(AU$)	100,000	1	*
Preferred shares	$1(AU$)	250,000	250,000	*
Bellingham Marine New Zealand Limited	$1(NZ$)	N/A	100	*
Bellingham Marine Europe	$1(UK$)	10,000	100	*
Bellingham Marine Southeast Asia	$1(RM$)	100,000	100,000	*
Marine Technologies, Inc.	$1(AU$)	—	1	**

*	The capital stock is issued entirely to BMI Acquisition Company.

**	The capital stock is issued entirely to BMA.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

December 31, 2003

ASSETS
CURRENT ASSETS
Cash	$862,980
Accounts receivable	7,687,700
Related party receivable	147,019
Costs and estimated earnings in excess of billings on uncompleted contracts	4,311,409
Inventory	766,105
Refundable income taxes	797,276
Deferred income taxes	194,075
Prepaid expenses and other	185,870

Total current assets	14,952,434

PROPERTY, PLANT AND EQUIPMENT	7,261,301
Less accumulated depreciation	(3,593,563)

3,667,738

DEFERRED INCOME TAXES	22,692

TOTAL ASSETS	$18,642,864

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Checks in excess	$157,509
Lines of credit	1,713,159
Accounts payable	3,771,654
Accrued liabilities	2,439,636
Warranty reserve	194,000
Billings in excess of costs and estimated earnings on uncompleted contracts	1,980,721
Income taxes payable	166,275
Current portion of long-term debt	187,560

Total current liabilities	10,610,514

LONG-TERM DEBT, net of current portion	1,602,228

STOCKHOLDERS’ EQUITY
Capital stock	417,130
Retained earnings	5,523,734
Foreign currency translation	559,065
Due from affiliates	(69,807)

Total stockholders’ equity	6,430,122

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$18,642,864

See auditor’s report and accompanying notes.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS

YEAR ENDED DECEMBER 31, 2003

CONTRACT REVENUES EARNED	$44,202,453
COST OF CONTRACT REVENUES	34,905,872

GROSS PROFIT	9,296,581
GENERAL AND ADMINISTRATIVE EXPENSES	6,969,531

INCOME FROM OPERATIONS	2,372,050

OTHER INCOME (EXPENSE)
Interest income	20,181
Foreign exchange income	73,370
Miscellaneous income	101,075
Interest expense	(176,593)
Gain on sale of assets	9,299

Total other income (expense)	27,332
INCOME BEFORE INCOME TAXES	2,354,382
INCOME TAX EXPENSE	(530,535)

NET INCOME	1,823,847
RETAINED EARNINGS, beginning of year	3,699,887

RETAINED EARNINGS, end of year	$5,523,734

See auditor’s report and accompanying notes.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2003

Increase (Decrease) In Cash

CASH FLOWS FROM OPERATING ACTIVITIES
Cash received from contracts and other	$43,171,713
Cash paid to suppliers, employees and subcontractors	(41,758,013)
Interest received	20,181
Interest paid	(176,593)
Income taxes paid	(1,416,786)

Net cash from operating activities	(159,498)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(1,911,753)
Proceeds from sale of assets	50,604
Net change in due from affiliates	34,461

Net cash from investing activities	(1,826,688)

CASH FLOWS FROM FINANCING ACTIVITIES
Net change in notes payable	(138,000)
Net change in lines of credit	1,713,159
Principal payments on long-term debt	(321,148)

Net cash from financing activities	1,254,011

EFFECT OF EXCHANGE RATE ON CASH	518,677

NET CHANGE IN CASH	(213,498)
CASH, beginning of year	1,076,478

CASH, end of year	$862,980

See auditor’s report and accompanying notes.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)

YEAR ENDED DECEMBER 31, 2003

RECONCILIATION OF NET INCOME TO NET CASH FROM OPERATING ACTIVITIES
Net income	$1,823,847
Adjustments to reconcile net income to net cash from operating activities
Depreciation and amortization	709,099
Gain on sale of assets	(9,299)
Foreign exchange income	(73,370)
Deferred income taxes	(80,418)
Allowance for doubtful accounts	64,651

Changes in operating assets and liabilities
Accounts and other receivables	1,425,840
Costs and estimated earnings in excess of billings on uncompleted contracts	(2,237,934)
Inventory	(206,228)
Refundable income taxes	(784,067)
Prepaid expenses and other	158,246
Checks in excess	157,509
Accounts payable	(740,168)
Accrued liabilities and warranty reserve	38,932
Billings in excess of costs and estimated earnings on uncompleted contracts	(384,372)
Income taxes payable	(21,766)

Net cash from operating activities	$(159,498)

See auditor’s report and accompanying notes.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2003

NOTE 1 – OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Operations – These financial statements report the financial position and results of operations of the subsidiaries of BMI Acquisition Company (the “Company”), including Bellingham Marine Industries, Inc., (“BMI”) Florida Floats, Inc. (“FFI” and “FFID”), Concrete Flotation Systems, Inc. (“CFS”), and BMI Properties LLC (“BMIP”) which comprise its U.S. domestic operations, and Bellingham Marine Australia PTY Limited (“BMA”) and Bellingham Marine New Zealand Limited (“BMNZ”), which comprise its international operations. All significant inter-company transactions have been eliminated. The subsidiaries are primarily engaged in the manufacture and installation of concrete flotation systems. The work is performed under cost-plus-fee, lump-sum and fixed-unit-price contracts. Contracts are both negotiated and competitively bid.

Revenue and Cost Recognition – Revenues from fixed-price contracts are recognized on the percentage-of-completion method, measured by the percentage of cost incurred to date to management’s estimate of total cost for each contract. This method is used because management considers total cost to be the best available measure of progress on these contracts. Revenues from cost-plus contracts are recognized on the basis of costs incurred, plus the fee earned. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

Contract costs include all direct materials, labor and subcontractors, and those indirect costs directly related to contract performance, such as payroll taxes and employee benefits. Other indirect costs, such as equipment rental, repairs and depreciation, are treated as cost of revenues earned, but are not allocated to specific jobs. General and administrative costs are charged to expense as incurred. A provision for estimated losses on uncompleted contracts is made in the period in which such losses are determined. Changes in job performance, job conditions, estimated profitability, and final contract settlements may result in revisions to costs and income, and are recognized in the period in which the revisions are determined.

The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts” represents revenues recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts” represents billings in excess of revenues recognized.

Contracts Receivable – Contracts receivable from performing the manufacture and installation of concrete flotation systems are based on contract prices. The Company provides an allowance for doubtful collections which is based upon a review of outstanding receivables, historical collection information, and existing economic conditions. Normal contracts receivable are due 30 days after the issuance of the invoice. Contract retentions are due 30 days after completion of the project and acceptance by the owner. Receivables past due more than 30 days are considered delinquent. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2003

NOTE 1 – OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property, Plant and Equipment – All property, plant and equipment is recorded at cost. Depreciation is provided using the straight-line method over estimated useful lives of 3 to 39 years. Accelerated methods are used for income tax reporting purposes. Property, plant and equipment is comprised of the following at December 31, 2003:

Plant and equipment	$3,851,865
Building	1,364,579
Furniture and fixtures	777,694
Leasehold improvements	707,422
Land	552,500
Work in progress	7,241

$7,261,301

Depreciation expense on property, plant and equipment was $709,099 for 2003.

Inventory – Inventory is stated at the lower of cost (first-in, first-out) or net realizable value and is comprised of aggregate, hardware and materials used in the fabrication and construction of floats and components.

Pension Plan – The Company sponsors a qualified retirement plan, formed under United States Internal Revenue Code Section 401(k), on behalf of the employees. This is a self-directed plan that allows eligible employees to voluntarily withhold contributions from their compensation. Under this plan, the Company’s management contributes 3% of each participant’s gross compensation. Contributions are made quarterly. The retirement plan contribution for 2003 totaled $143,046.

Warranty Expense – The Company accrues an estimate of its exposure to warranty claims based on both current and historical product sales data and warranty costs incurred. The Company‘s products normally carry a one year warranty. The Company assesses the adequacy of its recorded warranty liability annually and adjusts the amount as necessary. The warranty liability included in the accompanying balance sheet was $194,000 at December 31, 2003. The amount of warranty expense during the year ended December 31, 2003 was $413,849.

Income Tax – The Company accounts for income taxes on the liability method. The liability method recognizes the amount of tax payable at the date of the financial statements as a result of all events that have been recognized in the financial statements, as measured by the provisions of currently enacted tax laws and rates. The accumulated tax effect of all temporary differences is presented as deferred federal income tax assets and liabilities within the balance sheet.

Deferred federal income taxes or benefits, and current year taxes and benefits are allocated between the companies based on their share of income before income taxes.

Cash – For purposes of reporting cash flows, cash includes all cash on hand, in banks and temporary liquid monetary investments with initial maturity periods of less than three months. The Company maintains its cash in bank deposits substantially held with one financial institution which, at times, may exceed federally insured limits.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2003

NOTE 1 – OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign Currency Transactions – The financial statements of BMA and BMNZ were denominated in a foreign currency and then translated to U.S. dollars. Balance sheet accounts have been translated using the current rate of exchange at the balance sheet date. Results of operations have been translated using the average rates prevailing throughout the year. Translation gains or losses resulting from the changes in the exchange rates from year-to-year are accumulated in a separate component of stockholders’ equity. Gains or losses resulting from foreign currency transactions are identified separately in the statement of income.

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates. Significant estimates used in preparing these financial statements include estimated cost to complete that have a direct effect on gross profit.

NOTE 2 – ACCOUNTS RECEIVABLE

Contract receivables	$7,275,105
Retainages	605,661
Less allowance for doubtful accounts	(193,066)

$7,687,700

NOTE 3 – CONTRACTS IN PROGRESS

Costs and estimated earnings on uncompleted contracts are summarized as follows:

Costs incurred on uncompleted contracts	$22,338,566
Estimated earnings	8,362,248

30,700,814
Less billings to date	28,370,126

$(2,330,688)

Included in the accompanying consolidated balance sheet under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$4,311,409
Billings in excess of costs and estimated earnings on uncompleted contracts	(1,980,721)

$2,330,688

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2003

NOTE 4 – LINES OF CREDIT

The Company has a $3,000,000 line of credit with a bank. Interest is payable monthly at the bank’s prime rate (4.00% at December 31, 2003) plus 0.25%. The line of credit is collateralized by inventory and accounts receivable of the Company and guaranteed by BMIA. The agreement contains certain limitations and various financial covenants. The line of credit is subject to renewal on April 30, 2004. There was a balance outstanding of $1,600,359 at December 31, 2003.

The International operations have a $1,229,520 (U.S. dollars) line of credit with National Australia Bank Limited. Interest is payable monthly at 10.162%, and is collateralized by BMA’s assets and undertaking, including any uncalled or unpaid capital. The note is subject to renewal March 31, 2004. As of December 31, 2003, the Company had drawn $112,800 (U.S. dollars) from the line of credit.

NOTE 5 – LONG-TERM DEBT

U.S. Domestic Operations
Note payable to a bank, collateralized by all assets of the Company and guaranteed by BMIA, payable in monthly installments of $9,539 including interest at the bank’s prime rate plus .5%, subject to certain limitations and various financial covenants, due April 30, 2007	$206,785
Note payable to a bank, secured by property, payable in monthly installments of $4,218, including interest at the bank’s prime rate, due July 2014	350,875
Note payable to a bank, secured by property, payable in monthly installments of $1,862, including interest at the bank’s prime rate, due December 2014	157,410
Note payable to a bank, secured by property, payable in monthly installments of $763, including interest at the bank’s prime rate, due December 2014	64,691
Notes payable to stockholders, unsecured, payable in quarterly installments of interest only at the bank’s prime rate plus 1.00%. These notes are subordinated to the bank financing obtained by the U.S. domestic operations in May 2002. The notes are anticipated to be repaid in 2005	797,152
Other payable	189,640

International Operations
Equipment contract, secured by equipment, payable in monthly installments totaling $2,503, including interest imputed at 8%	23,235

1,789,788
Less current portion	187,560

Long-term portion	$1,602,228

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2003

NOTE 5 – LONG-TERM DEBT (Continued)

Future estimated principal payments on long-term debt are as follows:

Year Ending December 31,
2004	$187,560
2005	896,300
2006	40,325
2007	43,845
2008	47,665
Thereafter	386,533

$1,602,228

NOTE 6 – INCOME TAXES

Income tax expense (benefit) components are as follows:

		BMI	FFI	FFID	CFS	Balance Carried Forward
Provision for income tax
Current		$33,822	$48,848	$876	$97,084	$180,630
State		25,909	57,573	—	20,436	103,918
Deferred		23,085	105,634	(11,029)	8,183	125,873

Income tax expense (benefit)		$82,816	$212,055	$(10,153)	$125,703	$410,421

	Balance Brought Forward	BMIA	BMIP	BMA	BMNZ	Total
Provision for income tax
Current	$180,630	$(81,875)	$13,690	$240,254	$152,183	$504,882
State	103,918	—	2,153	—	—	106,071
Deferred	125,873	—	1,364	(173,405)	(34,250)	(80,418)

Income tax expense (benefit)	$410,421	$(81,875)	$17,207	$66,849	$117,933	$530,535

A reconciliation of the Company’s income tax provision to the statutory federal income tax rate for the year ended December 31, 2003 is as follows:

	Amount	Rate
Provision for income tax at the statutory rate of 34%	$800,490	34.00%
Increase (decrease) in tax resulting from State tax, net of federal tax benefit	106,071	4.51
Disallowed expenses	10,761	0.46
Foreign tax credit	(254,949)	(10.83)
Other	(131,838)	(5.60)

Income tax expense	$530,535	22.54%

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2003

NOTE 6 – INCOME TAXES (Continued)

Deferred federal income taxes, as presented in the balance sheet, consist of the following:

		BMI	FFI	FFID	CFS	Balance Carried Forward
Current Deferred Tax
Assets (Liabilities)
Allowance for bad debts		$40,800	$—	$—	$—	$40,800
Warranty reserve		26,180	27,200	5,440	7,140	65,960
Accrued vacation		11,696	—	—	—	11,696
Other accrued liabilities		47,600	—	—	—	47,600
Contracts less than 10% complete		(29,738)	(2,872)	—	—	(32,610)

Total current deferred assets (liabilities)		$96,538	$24,328	$5,440	$7,140	$133,446

	Balance Brought Forward	BMIA	BMIP	BMA	BMNZ	Total
Current Deferred Tax
Assets (Liabilities)
Allowance for bad debts	$40,800	$—	$—	$—	$60,629	$101,429
Warranty reserve	65,960	—	—	—	—	65,960
Accrued vacation	11,696	—	—	—	—	11,696
Other accrued liabilities	47,600	—	—	—	—	47,600
Contracts less than 10% complete	(32,610)	—	—	—	—	(32,610)

Total current defered assets (liabilities)	$133,446	$—	$—	$—	$60,629	$194,075

NOTE 6 —   INCOME TAXES (Continued)

		BMI	FFI	FFID	CFS	Balance Carried Forward
Long-term Deferred
Assets (Liabilities)
Differences in NBV of fixed assets		$(66,452)	$(82,612)	$6,246	$(36,289)	$(179,107)
Foreign tax credit		—	14,583	—	—	14,583

Total long-term deferred asset (liability)		$(66,452)	$(68,029)	$6,246	$(36,289)	$(164,524)

	Balance Brought Forward	BMIA	BMIP	BMA	BMNZ	Total
Long-term Deferred
Assets (Liabilities)
Differences in NBV of fixed assets	$(179,107)	$—	$(1,383)	$166,310	$—	$(14,180)
Foreign tax credit	14,583	22,289	—	—	—	36,872

Total long-term deferred asset (liability)	$(164,524)	$22,289	$(1,383)	$166,310	$—	$22,692

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2003

NOTE 6 – INCOME TAXES (Continued)

A valuation allowance is required for deferred tax assets if it is more likely than not that the assets will not be recoverable in future years. Management believes the deferred tax assets are fully recoverable in future years. Consequently, no valuation allowance is recorded on its deferred tax assets.

The Company has foreign tax credits available to offset future income taxes of $36,872 generated in 2001 that expires in five years.

NOTE 7 – COMMITMENTS

The Company has noncancelable operating leases for corporate and operating facilities. Minimum lease payments are $514,693 annually through December 31, 2004. Of this amount, $126,000 is due annually to BMI Properties, a related party.

The Company has an irrevocable standby letter of credit with a bank to collateralize funding for the United States operations in the amount of $250,000. This letter of credit expires August 22, 2004.

NOTE 8 – RELATED PARTY TRANSACTIONS

The Company has advanced amounts to affiliates. The affiliates are related through common ownership. These amounts are included in due from affiliates in the equity section of the accompanying consolidated balance sheet. The advances are unsecured and contain no repayment terms. Intercompany amounts have been eliminated.

A stockholder of the Company reimbursed the Company for rent and other administrative allocations totaling $17,000. Amounts are paid on a monthly basis by the stockholder and the Company reduces general and administrative expenses by amounts received.

A stockholder of the Company engaged the Company for various contracts. The approximate total price of the contracts is $566,657 and the estimated gross profit is approximately $168,805. The Company reported approximately $553,223 and $166,139 in contract revenues and gross profit, respectively, during the year ended December 31, 2003. There were no material outstanding contracts receivable associated with these contracts at December 31, 2003.

All significant intra-company amounts have been eliminated in the consolidated financial statements.

NOTE 9 – CONTINGENCIES

Various claims by the Company against others, and by others against the Company, arising in the ordinary course of business, are unresolved at December 31, 2003. In the opinion of the Company’s management, the outcome of these claims will not have a material adverse effect on the financial position or the results of the operations of the Company.

BMI ACQUISITION COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2003

NOTE 10 – CAPITAL STOCK

The capital structure of the entities reported in this financial statement is as follows:

	Par or Stated Value	Number of Shares
		Authorized	Issued
Bellingham Marine Industries, Inc.	$100	933	280	*
Florida Floats, Inc.	$1	5,000	1	*
Concrete Flotation Systems, Inc.	$1	5,000	2,000	*
BMI Acquisition Company	$100	200,000	110,000
BMI Properties LLC	N/A
Bellingham Marine Australia PTY LTD
Common stock	$1(AU$)	100,000	1	*
Preferred shares	$1(AU$)	250,000	250,000	*
Bellingham Marine New Zealand Limited	$1(NZ$)	N/A	100	*

*	The capital stock is issued entirely to BMI Acquisition Company.